UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
March 2, 2017

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number  –  001-10852

Delaware	36-2989662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

601 Poydras Street, Suite 1850	New Orleans, LA	70130
(Address of principal executive offices)		(Zip Code)

(504) 249-6088
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.03.	Bankruptcy or Receivership.

As previously reported by International Shipholding Corporation (the “Company”), on July 31, 2016, the Company and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered under the caption and case number, In re: International Shipholding Corporation, et al., Case No. 16-12220 (Jointly Administered).

Confirmation of Plan

On March 2, 2017, the Bankruptcy Court entered an order confirming (the “Confirmation Order”) the First Amended Modified Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors (the “Plan of Reorganization”).  Copies of the Confirmation Order and the Plan of Reorganization are filed as Exhibit 99.1 and Exhibit 2.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.03.

Summary of Plan

The Plan of Reorganization, as confirmed by the Bankruptcy Court, generally provides for the following treatment of classes and types of claims and interests in the Debtors (terms used below refer to the terms set forth in the Plan of Reorganization):

•	SEACOR Capital Corp. (“SEACOR”) will cause $25.0 million of committed financing to be made available to the Debtors by one or more money center banks;

•
SEACOR will provide a capital infusion of $10.5 million (the “Cash Consideration”) in exchange for 35.6% of the ownership interests in the reorganized Company; provided that, if the proceeds from certain vessel dispositions, less the amount necessary to satisfy the DVB Facility claims and the purchase of certain leased vessels, are equal to or less than $15.2 million, then the Cash Consideration may be increased by an amount equal to such deficiency up to $13.5 million;

•
SEACOR will buy out any portion of the Debtor-in-Possession Credit Agreement among Company and the other Debtors party thereto, as borrowers, SEACOR Capital Corp, as administrative agent, collateral agent, security trustee and a lender, and DVB BANK SE, as a lender (as amended, the “DIP Credit Facility”) funded by any other party, so that it is the sole beneficial owner of any DIP Credit Facility claims in exchange for 64.4% of the ownership interests in the reorganized Company; provided, however that with respect to those funds advanced pursuant to the fifth amendment to the DIP Credit Facility, the Debtors shall repay such borrowing in cash prior to the effective date of the Plan of Reorganization;

•
holders of allowed claims on account of certain of the Debtors’ fixed rate credit agreement with DVB Bank SE (the “DVB Facility”) will receive, at the option of the applicable Debtor, with the consent of SEACOR or the reorganized Debtors, as applicable, in full and final satisfaction of such claims, either (i) a cash payment in the amount of $28,162,271.03, plus interest and any reasonable fees, costs, or charges provided for under the DVB Facility to the extent required under section 506(b) of the Bankruptcy Code, (ii) in the event of any disposition of the collateral securing such allowed DVB Facility claim, the proceeds generated by such disposition up to an amount sufficient to provide payment in full, subject only to claims secured by such collateral that are senior in priority to the allowed DVB Facility claims, or (iii) delivery of the collateral securing such allowed DVB Facility claim to the agent under the DVB Facility or its nominee;

•
holders of allowed claims on account of certain of the Debtors’ credit agreement with Citizens Asset Finance will receive, at the option of the applicable Debtor, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, either (i) in the event of any disposition of the collateral securing such claims, the proceeds generated by such disposition or (ii) delivery of the collateral securing such claims to the holder of such claims;

•
holders of allowed claims on account of certain of the Debtors’ variable rate financing agreement with Capital One N.A. will receive, at the option of the applicable Debtor, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, either (i) in the event of any disposition of the collateral securing such claims, the proceeds generated by such disposition or (ii) delivery of the collateral securing such claim to the holder of such claim;

•
holders of allowed claims on account of certain of the Debtors’ senior secured credit facility with a syndicate of lenders led by Regions Bank (the “Regions Facility”) will receive their pro rata share of:

o
(i) the proceeds generated from the disposition or collection of certain collateral under the Regions Facility or (ii) solely to the extent that all of such collateral has not been disposed of or collected, as applicable, prior to the effective date, a non-recourse note issued to Regions Bank, as agent, in the principal amount equal to $4.5 million minus the amount of proceeds realized and paid on account of such claim from the disposition or collection, as applicable, of such collateral, plus

o	cash in an amount necessary to satisfy the secured Regions Facility claims in full after accounting for any distribution described above;

•
holders of Allowed Other Priority Claims will receive, in full and final satisfaction of such claims, payment of such claims in full in cash unless the holders of such claims agree to an alternative treatment;

•
holders of Allowed Other Secured Claims will receive, at the option of the applicable Debtor, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, either (i) payment in full  in cash, including interest, to the extent applicable or (ii) such other treatment as may be agreed to by the holders of such claim and the applicable reorganized Debtor;

•	holders of Allowed General Unsecured Claims against LCI Shipholdings, Inc. will receive, in full and final satisfaction of such claims, their pro rata share of $2.55 million of cash;

•
holders of Allowed General Unsecured Claims against each of Gulf South Shipping PTE LTD and Marco Shipping Company PTE LTD will receive, in full and final satisfaction of such claims, the remaining cash on hand on the applicable Debtor’s balance sheet prior to distribution of such cash to holders of interests in the applicable Debtor;

•
holders of Allowed General Unsecured Claims against the Debtors other than LCI Shipholdings, Inc., Gulf South Shipping PTE LTD and Marco Shipping Company PTE LTD (the “GUC Trust Debtors”) will receive, in full and final satisfaction of such claims, their pro rata share of $3.0 million in cash;

•	there will be no distribution to holders of 510 Claims on account of such claims;

•
there will be no distribution to the holders of intercompany claims on account of such claims, and such claims will be cancelled, reinstated, or modified, as determined by the Debtors in consultation with SEACOR, on the effective date of the Plan of Reorganization;

•	all current equity interests in the Company shall be cancelled and existing equity holders will not receive a distribution on account of their equity interests; and

•
intercompany interests shall be cancelled and, solely with respect to the Operating Reorganized Debtors (i.e., International Shipholding Corporation; Central Gulf Lines, Inc.; Coastal Carriers, Inc.; Waterman Steamship Corporation; N.W. Johnsen & Co., Inc.; Tower LLC; Gulf South Shipping PTE LTD ; and LCI Shipholdings, Inc.) new interests shall be issued and held in accordance with the terms of the Plan of Reorganization.  No distributions shall be made on account of the intercompany interests unless all Claims against a Debtor have been satisfied in full, in which case any remaining funds shall be distributed to the applicable holder of intercompany interests.

The distributions to the holders of the Allowed General Unsecured Claims described above reflect a settlement reached between the unsecured creditors committee and the Debtors with respect to the treatment of the Debtors’ general unsecured creditors.  As part of the settlement, the unsecured creditors committee and the Debtors agreed to the formation of a trust for the benefit of the holders of Allowed Class 7 General Unsecured Claims of the GUC Trust Debtors to be funded with $3.0 million of cash and certain causes of action that will be transferred to the trust on the effective date of the Plan of Reorganization. These cash allocations to the holders of General Unsecured Claims described above ensures that the holders of General Unsecured Claims in each class would receive more than they would in a Chapter 7 liquidation as set forth in the liquidation analysis attached as an exhibit to the Disclosure Statement. The settlement assumes that no payments will be made to the holders of Intercompany Claims.

The Plan of Reorganization provides that, after the entry of the Confirmation Order but prior to the effective date of the Plan of Reorganization, and without any further corporate action or further order of the Bankruptcy Court, the Debtors are authorized to effect a series of transactions pursuant to which the applicable Debtors will purchase two leased vessels from their respective lessors and transfer such leased vessels, plus two owned vessels, to NYK Group Americas Inc. (or an affiliate of NYK Group Americas, Inc.) for an aggregate purchase price of $77 million, free and clear of all liens, claims and encumbrances.

The effective date of the Plan of Reorganization will be a date specified by the Debtors in a notice, the form and substance of which shall be reasonably acceptable to SEACOR, filed with the Bankruptcy Court as the date on which the Plan of Reorganization will take effect, which date will be the first business day on which all of the conditions set forth in the Plan of Reorganization have been satisfied or waived in accordance with the Plan of Reorganization and no stay of the Confirmation Order is in effect.

The description of the Plan of Reorganization is qualified in its entirety by reference to the full text of the Plan of Reorganization, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.03 by reference.

Cautionary Note Regarding the Company’s Equity Securities

As of February 24, 2017, the Company had 7,436,834 shares of common stock outstanding, 250,000 shares of 9.50% Series A Cumulative Perpetual Preferred Stock outstanding, and 316,250 shares of 9.00% Series B Cumulative Perpetual Preferred Stock outstanding.  The Plan of Reorganization provides that the Company’s existing common stock and preferred stock will be cancelled on the effective date and the existing holders will not receive any distribution.  Even though the Company’s common stock and preferred stock continues to be quoted on the OTC Pink Marketplace, it has no underlying asset value under the Plan of Reorganization. The Company’s stockholders should not view the trading activity of its common stock or preferred stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of the recovery the Company’s stockholders will receive in the Chapter 11 case.

Assets and Liabilities

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on February 15, 2017 and furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2017, the Company reported total assets of $249,123,470.28 and total liabilities of $210,520,750.98 as of January 31, 2017.

Item 3.03.	Material Modification to Rights of Security Holders.

As provided in the Plan of Reorganization, all outstanding shares of the Company’s common stock and preferred stock will be cancelled on the effective date of the Plan of Reorganization.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan of Reorganization provides that, as of the effective date of the Plan of Reorganization, the terms of the current members of the board of directors and officers of the Company shall expire.

Item 7.01.	Regulation FD Disclosure.

On March 6, 2017, the Company issued a press release announcing the entry of the Confirmation Order by the Bankruptcy Court. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Item 8.01.	Other Events.

Amendments to DIP Credit Facility

On February 1, 2017, the Company and the other Debtors party thereto, as borrowers, SEACOR, as administrative agent, collateral agent, security trustee and a lender, and DVB BANK SE, as a lender, entered into a fourth amendment to the DIP Credit Facility, that, among other things, (i) extended the stated maturity date from January 31, 2017 to March 31, 2017 and (ii) extended the deadlines to achieve certain milestones under the DIP Credit Facility and waived certain events of default related to the failure of the Bankruptcy Court to enter certain orders approving the disclosure statement and confirming the plan of reorganization by the deadlines specified in the DIP Credit Facility.  On March 1, 2017, the same parties entered into a fifth amendment to the DIP Credit Facility that, among other things, increased the committed amount under the DIP Credit Facility from $18.1 million to $20.1 million.

Exchange Act Reports

The Company has suspended the filing of its regular periodic reports on Form 10-K and Form 10-Q with the SEC.  The Company, however, intends to furnish copies of the Monthly Operating Reports that are required to be submitted to the Bankruptcy Court under cover of Current Reports on Form 8-K and to continue to file Forms 8-K disclosing material developments concerning the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	First Amended Modified Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.1	Findings of Fact, Conclusions of Law and Order Confirming First Amended Modified Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and Its Affiliated Debtors

99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

By:	/s/ Manuel G. Estrada
Manuel G. Estrada
Vice President and Chief Financial Officer

Date:	March 6, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1	First Amended Modified Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.1	Findings of Fact, Conclusions of Law and Order Confirming First Amended Modified Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and Its Affiliated Debtors

99.2	Press Release